UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 27, 2022

FERGUSON PLC

(Exact Name of Registrant as Specified in its Charter)

Jersey, Channel Islands	001-40066	98-1499339
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1020 Eskdale Road,
Winnersh Triangle, Wokingham,
Berkshire,
United Kingdom	RG41 5TS
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: +44 (0) 118 927 3800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares of 10 pence	FERG	New York Stock Exchange
Indicate by check mark		London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On October 27, 2022, Ferguson plc (the “Company”) published its fiscal year 2022 Notice of Annual General Meeting and Governance Disclosures (the “Notice”) in connection with the Company’s Annual General Meeting of shareholders to be held on November 30, 2022. A copy of the Notice is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. The Company will distribute the Notice, the Company’s fiscal year 2022 Annual Report (the “Annual Report”), and a form of proxy, a copy of which is furnished as Exhibit 99.2 hereto and is incorporated herein by reference, to shareholders of record as of October 7, 2022. Shareholders are encouraged to read the Notice, along with the Annual Report, which is available on the Company’s website.

On October 27, 2022, the Company issued a press release in connection with the publication of the Notice, the Annual Report and the Company’s fiscal year 2022 Environmental, Social and Governance Report. A copy of the press release is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

The information disclosed pursuant to this Item 7.01 (including Exhibits 99.1, 99.2 and 99.3) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in any such filing.

Item 8.01	Other Events.

On each of October 10, 2022, October 11, 2022, October 18, 2022 and October 25, 2022, the Company released a weekly report in connection with the Company’s share repurchase program, which are filed as Exhibit 99.4 hereto.

On October 18, 2022 and October 21, 2022, the Company released notifications of transactions by persons discharging managerial responsibilities (“PDMRs”), which are filed as Exhibit 99.5 and Exhibit 99.6, respectively, hereto.

Item 9.01.	Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description

99.1	2022 Notice of Annual General Meeting and Governance Disclosures

99.2	Form of Proxy

99.3	Press Release dated October 27, 2022

99.4	Transaction in Own Shares announcements in the period to October 25, 2022

99.5	Notification dated October 18, 2022 titled “Director/PDMR Shareholding”

99.6	Notification dated October 21, 2022 titled “Director/PDMR Shareholding”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2022	Ferguson plc
(Registrant)

	By:	/s/ Graham Middlemiss
	Name:	Graham Middlemiss
	Title:	Company Secretary